                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   __________

                                   FORM 8-K/A

                               AMENDMENT NO. 2 TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                SEPTEMBER 8, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                                  BIOLABS, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

          NEW YORK                      000-30252                98-0163232
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

SUITE 500, PARK PLACE, 666 BURRARD STREET,
 VANCOUVER, BRITISH COLUMBIA, CANADA                           V6C 2X81A
------------------------------------------                     ----------
 (Address of principal executive offices)                      (Zip Code)

                                 (604) 669-0555
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

     1A - 3033 KING GEORGE HIGHWAY, SURREY, BRITISH COLUMBIA, CANADA V4P 1B8
     -----------------------------------------------------------------------
         (Former name or former address, if changed, since last report.)

                                Page 1 of 4 Pages
                             Exhibit Index on Page 4
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ITEM 2.  ACQUISITIONS OR DISPOSITION OF ASSETS.

        ACQUISITION OF PRION DEVELOPMENTAL LABORATORIES, INC.

        On September 25, 2000, BioLabs, Inc. (the "Registrant") announced that it had made an investment in Prion Developmental Laboratories, Inc., a Maryland corporation ("Prion"), pursuant to an Investment Agreement, dated as of September 8, 2000 (the "Investment Agreement"), by and among Prion, Efoora, Inc., a Delaware corporation and the parent company of Prion ("Efoora"), and the Registrant. The Registrant invested One Million Ten Dollars ($1,000,010.00) on September 8, 2000, and committed to invest a further One Million Dollars ($1,000,000.00) on the later to occur of September 30, 2000, and Prion's execution of research agreements with certain universities, upon the condition that such research agreements be executed no later than December 30, 2000. In return for its initial investment, the Registrant received from Prion one million (1,000,000) shares of Prion common stock, $0.00001 par value ("Prion Common Stock") at a price per share of One Dollar ($1.00), and a warrant (the "Prion Warrant") to purchase an additional one million shares of Prion Common Stock at an exercise price of Forty Cents ($0.40) per share. In return for its secondary investment, the Registrant would receive an additional One Million Shares of Prion Common Stock.

        The Investment Agreement also grants to the Registrant the right to receive warrants to purchase up to an additional One Million (1,000,000) shares of Prion Common Stock at any time until March 8, 2001, such warrant to contain terms and conditions identical to the Prion Warrant, except that the purchase price and duration of such warrant, and the exercise price at which the underlying shares of Prion Common Stock may be purchased, shall be as mutually agreed at the time such right is exercised.

        The Prion Warrant is exercisable until March 8, 2002, and may, at the Registrant's option, be exchanged for a warrant to purchase One Million (1,000,000) shares of the common stock of Efoora, on terms and conditions otherwise identical to those contained in the Prion Warrant.

        On November 21, 2000, the Registrant completed its secondary investment in Prion after Prion established research collaborations with three major research institutes in the United States. In exchange for an investment of One Million Dollars ($1,000,000), the Registrant received one million (1,000,000) shares of Prion Common Stock. The Registrant announced the details of Prion's research collaborations in a press release on November 30, 2000.

        Prion is engaged in the business of developing rapid diagnostic assays for the detection of prion disease in humans, animals, food and related products and byproducts.

        The Investment Agreement and the Prion Warrant have been filed as Exhibits 99.1 and 99.2, respectively, to this Current Report. The press release described in the first paragraph of this Item 2 has been filed as Exhibit 99.3 to this Current Report. The press release dated November 30, 2000, is being filed herewith as Exhibit 99.5 to this Amendment No. 2 to Current Report. The Exhibits are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENT OF BUSINESS ACQUIRED


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              The historical Financial Statements of Prion required to be filed under this Item are not available at this time and, accordingly, are not included herein. By an amendment to this Report to be filed as soon as practicable, the Registrant plans to submit such financial statements.

         (b)  PRO FORMA FINANCIAL INFORMATION

              An unaudited balance sheet as of September 30, 2000, and an unaudited pro forma statement of operations for the nine-month period ended September 30, 2000, and the notes thereto, reflecting the initial investment, have been filed as Exhibit
              99.4. By an amendment to this Report to be filed as soon as practicable, the Registrant plans to submit such pro forma information reflecting the second investment.

         (c)  EXHIBITS

              EXHIBIT NUMBER  DESCRIPTION
              --------------  -----------
                  99.1        Investment Agreement, dated September 8, 2000,
                              by and among Prion Developmental Laboratories,
                              Inc., Efoora, Inc., and BioLabs, Inc.
                              (incorporated by reference to the like-numbered
                              exhibit to the Registrant's Current Report on Form
                              8-K, filed on September 25, 2000).

                  99.2        Warrant, dated September 8, 2000, issued by
                              Prion Development Laboratories, Inc., in favor of
                              BioLabs, Inc. (incorporated by reference to the like-numbered exhibit to the Registrant's Current
                              Report on Form 8-K, filed on September 25, 2000).

                  99.3        Press Release, dated September 25, 2000
                              (incorporated by reference to the like-numbered exhibit to the Registrant's Current Report on Form
                              8-K, filed on September 25, 2000).

                  99.4 Unaudited pro forma financial statements as of and for the nine-month period ended September 30, 2000, and notes thereto (incorporated by reference to the like-numbered exhibit to the Registrant's
                              Amendment No. 1 to Current Report on Form 8-K, filed on November 22, 2000).

                  99.5        Press Release, dated November 30, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2000                 BIOLABS, INC.

                                       /s/ Linda Allison
                                       ------------------------
                                       Dr. Linda Allison
                                       Chief Executive Officer


                                       4
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                                  EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION                                      PAGE NUMBER
--------------     -----------                                      -----------
    99.1           Investment Agreement, dated September 8,
                   2000, by and among Prion Developmental
                   Laboratories, Inc., Efoora, Inc., and BioLabs,
                   Inc. (incorporated by reference to the
                   like-numbered exhibit to the Registrant's
                   Current Report on Form 8-K, filed on September
                   25, 2000).

    99.2           Warrant, dated September 8, 2000, issued by
                   Prion Development Laboratories, Inc., in favor of BioLabs, Inc. (incorporated by reference to the like-numbered exhibit to the Registrant's
                   Current Report on Form 8-K, filed on September
                   25, 2000).

    99.3           Press Release, dated September 25, 2000
                   (incorporated by reference to the
                   like-numbered exhibit to the Registrant's
                   Current Report on Form 8-K, filed on September
                   25, 2000).

    99.4 Unaudited pro forma financial statements as of and for the nine-month period ended September
                   30, 2000, and notes thereto (incorporated by reference to the like-numbered exhibit to the Registrant's Amendment No. 1 to Current Report on Form 8-K, filed on November 22, 2000).

    99.5           Press Release, dated November 30, 2000.


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